                                  EXHIBIT 99.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of A. Schulman, Inc. (the "Company") on Form 10-Q for the period ending May 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officer of the Company does hereby certify that:

(a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

          /s/         Terry L. Haines
          ------------------------------------------------
          Terry L. Haines
          President and Chief Executive Officer of
          A. Schulman, Inc.
          July 11, 2003

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of A. Schulman, Inc. (the "Company") on Form 10-Q for the period ending May 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officer of the Company does hereby certify that:

(a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

          /s/         Robert A. Stefanko
          ---------------------------------------------
          Robert A. Stefanko
          Executive Vice President - Finance and
          Administration, and Chief Financial Officer of
          A. Schulman, Inc.
          July 11, 2003